Sidoti & Company, LLC NY Emerging Growth Institutional Investor Conference II October 28, 2008 Geoffrey R. Banta EVP & Chief Financial Officer Janelle Frost Vice President, Controller Exhibit 99.1

Forward Looking Statements
Statements made in this presentation that are not historical facts, including statements accompanied by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,”
“preliminary,” or similar words are forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995 regarding AMERISAFE’s plans and performance. These statements are based on management’s estimates, assumptions, and projections as of the date of this presentation and are not guarantees of future performanc
e. Actual results may differ materially from the results expressed or implied in these statements as the result of risks, uncertainties, and other factors, including the factors set forth in the Company’s filings with the Securities and Exchange Commission, including in
Item 1A “Risk Factors” in AMERISAFE’s Annual Report on Form 10-K for the year ended
December 31, 2007. AMERISAFE cautions you not to place undue reliance on the forward-
looking statements contained in this presentation. AMERISAFE does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information, or circumstances that arise after the date of this presentation.

Overview
Specialty provider of workers’ compensation insurance
Workers’ compensation insurance is statutorily required coverage and includes
Medical expenses
Temporary or permanent disability benefits
Death benefits
Focus on small to mid-sized employers engaged in hazardous industries
Principally construction, trucking, logging, agriculture, oil and gas, maritime and sawmills
As of 6/30/08, over 7,400 voluntary policyholders with an average annual premium of more than $37,500 per policy
Distribution network of both independent agents and captive agency
$328 MM in gross premiums written in twelve months ended 12/31/07
At 6/30/08, net combined ratio of 86.3% and ROE of 20.3%
A.M. Best “A-” (Excellent) rating, Financial Size Category of VIII

Other
14.3%
Construction
41.7%
Logging
5.3%
Trucking
22.3%
Agriculture
4.8%
Maritime
2.6%
Oil & Gas
3.8%
Sawmills
1.6%
Assigned Risk
2.3%
Assumed Pool
1.3%
Focus on Hazardous Industries
Employers in hazardous industries pay substantially higher workers’ comp rates
Our 2007 average premium rate per $100 of payroll is much higher than the national average
Nature of work performed and inherent workplace danger of our target employers
Less frequent but more severe claims
Hazardous industries provide greatest opportunity for underwriting risk selection and use of safety services
Estimated hazardous comp market size of over $15 B for the class codes we write
Underserved market with barriers to entry
Premium Distribution by Industry as of 12/31/07

Geographically Diverse Book of Business
No state represents more than 11% of gross premiums written as of 12/31/07
Market share did not exceed 5% in any state through 12/31/07
Due to nature of our policyholders’ businesses, we have minimal terrorism exposure
Competition is fragmented
Distribution by State of Gross Premiums Written as of 12/31/07
MN
3.8%
DE   1.8%
DC   0.2%
MD   2.0%
IL
5.2%
IN
2.1%
PA
4.7%
WI
3.4%
IA
0.8%
AR
2.9%
LA
10.6%
TX
4.1%
OK
4.9%
KS
1.6%
GA
9.9%
FL
4.6%
AL
2.1%
MS
4.6%
MO
2.2%
TN   3.9%
SC
4.8%
KY
0.9%
VA
5.8%
NC
9.5%
NV
0.1%
Greater than 5%
5% or less
AK
3.5%
MN
3.8%
DE   1.8%
DC   0.2%
MD   2.0%
IL
5.2%
IN
2.1%
PA
4.7%
WI
3.4%
IA
0.8%
AR
2.9%
LA
10.6%
TX
4.1%
OK
4.9%
KS
1.6%
GA
9.9%
FL
4.6%
AL
2.1%
MS
4.6%
MO
2.2%
TN   3.9%
SC
4.8%
KY
0.9%
VA
5.8%
NC
9.5%
NV
0.1%
Greater than 5%
5% or less
AK
3.5%

Risk Selection – Underwriting & Safety
Underwriting authority not
delegated to agents
Industry-specific risk analysis
and rating tools developed
over 22 years of underwriting
history
Underwriter bonuses tied to
actual loss ratios as developed
over 30 months
Experienced underwriters most
focused on hazardous
industries
Our Field Safety Professionals
(“FSPs”) work from mobile
locations and visit employer
worksites
In-depth knowledge of insureds’
industry practices and loss
exposures
More than 90% of new voluntary
policyholders subject to pre-
quotation, worksite safety
inspection as of 12/31/07
FSP’s bonus tied to actual loss
ratios as developed over 33
months

High-Touch Service Model -
Claims & Premium Audit
Field Case Managers (“FCMs”)
located throughout the markets
Approximately 53 open indemnity
claims per FCM as of 12/31/2007
Utilize a full complement of medical
cost containment tools
99% of our pre-2006 reported claims
were closed as of 12/31/2007
We believe our claims management
practices allow us to:
Accelerate an employee’s return to
work
Lessen the likelihood of litigation and
more rapidly close claims
Achieve more favorable outcome and
lower overall costs
Field Audit Professionals perform
annual premium audits on expired
voluntary policies, most performed
at insured’s facilities
Selective interim premium audits
on policies with certain classes of
business or unusual claims activity
On-line reporting of premium and
payment options
Monthly reporting of premium
closely matches client’s activities
and cash flow
Security deposit at policy inception
offsets losses from non-payment
of premium

Underwriting Environment - Loss Cost Trends
DE  -17.8%
DC  -14.4%
MD -1.7%
TX
-7.7%
NV
-10.5%
CO
-8.8%
KS
5.6%
OK
7.2%
MN
-2.6%
IA
-0.3%
MO
-10.1%
AR
-12.8%
LA
-8.6%
MS
-4.7%
IL
1.6%
IN
-0.2%
VA
2.5%
PA -10.2%
AL
-9.5%
GA
3.2%
TN -3.1%
KY -5.1%
NC  1.6%
SC 9.8%
FL
-18.4%
AK
-10.9%
NOTE:  The effective dates of the filings in these states range from 01/08 to 11/08
Loss Cost Decreases
Loss Cost Increases
WI
-2.5%
DE  -17.8%
DC  -14.4%
MD -1.7%
TX
-7.7%
NV
-10.5%
CO
-8.8%
KS
5.6%
OK
7.2%
MN
-2.6%
IA
-0.3%
MO
-10.1%
AR
-12.8%
LA
-8.6%
MS
-4.7%
IL
1.6%
IN
-0.2%
VA
2.5%
PA -10.2%
AL
-9.5%
GA
3.2%
TN -3.1%
KY -5.1%
NC  1.6%
SC 9.8%
FL
-18.4%
AK
-10.9%
NOTE:  The effective dates of the filings in these states range from 01/08 to 11/08
Loss Cost Decreases
Loss Cost Increases
WI
-2.5%

Underwriting Environment - AMSF Pricing Trends
Most states set expected costs of medical and indemnity benefits (“loss costs”);
we then apply a state filed loss cost multiplier (“LCM”)
Even under increasingly competitive market, we remain focused on pricing discipline
Policy Year Effective LCM
1.45
1.47
1.51
1.37
1.43
1.54
1.56
1.53
1.14
1.10
1.15
1.20
1.25
1.30
1.35
1.40
1.45
1.50
1.55
1.60
2001 2002 2003 2004 2005 2006 2007
2Q 08
1Q 08

Net Underwriting Expense Ratio
Gross Premiums Written (MM)

Scalable Infrastructure
Investments in technology have enhanced our ability to select risk, write profitable business, and cost-effectively administer our billing, claims, and audit functions.
Net Underwriting Expense Ratio
$167.0
$204.8
$185.1
$223.6
$265.0
$290.9
$332.5
$327.8
24.7%
19.6%
21.3%
23.8%
24.8%
27.3%
32.1%
29.7%
15.0%
17.0%
19.0%
21.0%
23.0%
25.0%
27.0%
29.0%
31.0%
33.0%
2001 2002 2003 2004 2005 2006 2007 06/08
$0
$50
$100
$150
$200
$250
$300
Gross Premiums Written Net Underwriting Expense Ratio

Strong Financial Performance
Consistent returns over the last eleven quarters
2007 Operating ROE of 24.1%¹
2Q08 Operating ROE of 20.6%¹
$7.42
$7.86
$8.18
$8.64
$10.25
$10.84
$12.13
$12.71
$9.23
$11.66
$9.65
20.6%
22.8%
17.9%
17.1%
20.0%
22.3%
33.0%
24.6%
19.3%
17.9%
15.8%
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
$8.00
$8.50
$9.00
$9.50
$10.00
$10.50
$11.00
$11.50
$12.00
$12.50
$13.00
4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
15%
18%
20%
23%
25%
28%
30%
33%
35%
BVPS Operating ROE (%)
Oper Inc.¹
$4.7 M $6.4 M $7.0 M
1. Excludes after-tax effect of net realized gains on investments using effective tax rate (35%).
$8.0 M $11.0 M $8.4 M $11.3 M $11.8 M $18.6 M
$11.9 M $12.8 M

Return on Equity Drivers
Quarter Ending
6/30/2008
Loss Ratio 65.6%
+
Expense Ratio 19.6%
+
Policyholder Dividend Ratio 0.2%
=
Combined Ratio 85.4%
Underwriting Profit 14.6%
x
Operating Leverage 1.16
=
ROE from Underwriting 17.0%
Pre-tax Investment Yield 3.8%
x
Investment Leverage 3.10
=
ROE from Investing 11.9%
ROE from Other Income (Expense) -0.6%
Pre-tax ROE (tax-equivalent basis) 28.3%
Effective Tax Rate 27.1%
After-tax Return on Fully Converted Equity 20.6%

Income Statement
As of As of
2007 30-Jun-07 30-Jun-08
Revenues:
Gross premiums written $327,761 $184,775 $166,972
Ceded premiums written (20,215)           (9,860)             (9,456)
   Net premiums written
$307,546 $174,915 $157,516
Net premiums earned $306,906 $152,987 $146,443
Net investment income 30,208            14,358            15,222
Net realized gains on investments 147                 36                   61
Fee and other income 1,058              277                 370
Total revenues 338,319          167,658          162,096
Expenses:
Loss and loss adjustment expenses incurred 198,531          105,706          97,245
Underwriting and other operating costs 65,515            31,987            28,663
Interest expense 3,545              1,764              1,426
Policyholder dividends (367)                687                 438
Total expenses 267,224          140,144          127,772
Income before taxes
71,095            27,514            34,324
Income tax expense
20,876            7,734              9,574
Net income
$50,219 $19,780 $24,750
Net Operating Ratios:
Loss ratio
64.7% 69.1% 66.4%
Underwriting ratio
21.3% 20.9% 19.6%
Dividend ratio (0.1)% 0.4% 0.3%
Combined ratio
85.9% 90.4% 86.3%

Selected Balance Sheet Data
As of As of As of
31-Dec-06 31-Dec-07 30-Jun-08
Investments, Cash and Cash Equivalents 665,528 759,074 768,732
Amounts Recoverable from Reinsurers 109,603 76,915 69,500
Premiums Receivable, Net and Accrued Interest Receivable 150,305 159,229 180,472
Deferred Policy Acquisition Costs 18,486 18,414 20,781
Deferred Income Taxes 29,466 26,418 30,948
Total Assets 994,146 1,061,853 1,105,297
Reserves for Loss & LAE 519,178 537,403 546,122
Unearned Premiums Reserve 137,761 138,402 149,475
Insurance Related Assessments 40,886 42,234 44,639
Subordinated Debt Securities 36,090 36,090 36,090
Redeemable Preferred Stock 25,000 25,000 25,000
Shareholders' Equity 158,784 208,570 229,842
Metrics
Tangible Book Value Per Share
1
$9.24 $11.66 $12.71
Debt to Capital
1
16.4% 14.3% 12.4%
1
Includes redeemable preferred stock.

Investment Portfolio Mix at June 30, 2008
Investment Portfolio - Profile
Carrying value of cash and investments was $769 MM at
June 30, 2008
Average composite rating of AA+ (incl. effect of latest
downgrades of Ambac and MBIA)
Commercial Mortgage-
Backed Securities
6.7%
Municipals
60.5%
U.S. Treasuries /
Agencies
5.2%
Corporates
2.1%
Backed Securities
12.0%
Asset-Backed
Securities
1.9%
Cash &
Cash Equivalents
7.0%
Equities
4.6%

Portfolio Quality Issues
Subprimes constituted less than 1.6% of our total
portfolio
We held no preferred stock of any kind
We held no i-bank stock or debt
We held no stock or debt in AIG, Wachovia or WaMu
We held no stock in Fannie or Freddie
As of6/30/08 . . .

Investment Opportunity
Niche focus on small to midsized employers
engaged in hazardous industries
Strong operating cash flows and operational
leverage
Specialized underwriting expertise developed over
22-year history
Efficient expense structure and scalable business
model
Comparatively high investment leverage